Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– 99.8%
Aerospace & Defense – 2.3%
General Dynamics Corp	376,045	$55,963,017
Lockheed Martin Corp	262,446	93,163,081
		149,126,098
Air Freight & Logistics – 1.6%
United Parcel Service Inc	607,943	102,377,601
Banks – 3.0%
JPMorgan Chase & Co	1,538,544	195,502,786
Biotechnology – 2.2%
AbbVie Inc	606,025	64,935,579
Amgen Inc	94,769	21,789,289
Gilead Sciences Inc	892,276	51,984,000
		138,708,868
Capital Markets – 4.5%
CME Group Inc	704,137	128,188,141
Morgan Stanley	1,665,983	114,169,815
S&P Global Inc	144,454	47,486,363
		289,844,319
Chemicals – 1.1%
Air Products & Chemicals Inc	128,156	35,014,782
Sherwin-Williams Co	48,258	35,465,287
		70,480,069
Commercial Services & Supplies – 0.6%
Waste Management Inc	321,051	37,861,544
Communications Equipment – 1.0%
Motorola Solutions Inc	369,973	62,917,608
Consumer Finance – 1.9%
American Express Co	1,029,189	124,439,242
Electrical Equipment – 1.0%
Rockwell Automation Inc	245,545	61,585,141
Electronic Equipment, Instruments & Components – 2.8%
Corning Inc	1,555,422	55,995,192
TE Connectivity Ltd	1,038,759	125,762,552
		181,757,744
Entertainment – 1.6%
Activision Blizzard Inc	725,220	67,336,677
Warner Music Group Corp - Class A	847,279	32,188,129
		99,524,806
Food & Staples Retailing – 0.8%
Costco Wholesale Corp	124,266	46,820,944
Sysco Corp	87,027	6,462,625
		53,283,569
Food Products – 1.6%
Hershey Co	499,105	76,028,665
McCormick & Co Inc/MD	300,460	28,723,976
		104,752,641
Health Care Equipment & Supplies – 5.0%
Abbott Laboratories	1,084,561	118,748,584
Baxter International Inc	291,929	23,424,383
Medtronic PLC	1,177,432	137,924,385
Stryker Corp	162,938	39,926,328
		320,023,680
Health Care Providers & Services – 3.1%
Quest Diagnostics Inc	274,735	32,740,170
UnitedHealth Group Inc	474,877	166,529,866
		199,270,036
Hotels, Restaurants & Leisure – 3.6%
McDonald's Corp	717,004	153,854,718
Starbucks Corp	705,883	75,515,363
		229,370,081
Household Durables – 1.6%
Garmin Ltd	837,636	100,231,524
Household Products – 2.3%
Clorox Co	146,395	29,560,078
Procter & Gamble Co	856,945	119,235,327
		148,795,405
Industrial Conglomerates – 2.3%
Honeywell International Inc	680,808	144,807,862

Shares		Value
Common Stocks– (continued)
Information Technology Services – 8.3%
Accenture PLC	1,200,813	$313,664,364
Automatic Data Processing Inc	335,835	59,174,127
Fidelity National Information Services Inc	350,113	49,526,985
Visa Inc	517,691	113,234,552
		535,600,028
Insurance – 2.2%
Marsh & McLennan Cos Inc	375,993	43,991,181
Travelers Cos Inc	702,617	98,626,348
		142,617,529
Internet & Direct Marketing Retail – 0.6%
eBay Inc	807,657	40,584,764
Leisure Products – 1.6%
Hasbro Inc	1,107,760	103,619,870
Machinery – 2.9%
Deere & Co	556,670	149,772,064
Trane Technologies PLC	264,223	38,354,611
		188,126,675
Media – 2.6%
Comcast Corp	3,164,323	165,810,525
Multiline Retail – 1.7%
Target Corp	598,366	105,629,550
Pharmaceuticals – 6.4%
Bristol-Myers Squibb Co	1,314,463	81,536,140
Eli Lilly & Co	870,938	147,049,172
Merck & Co Inc	2,210,449	180,814,728
		409,400,040
Road & Rail – 1.0%
Union Pacific Corp	310,951	64,746,217
Semiconductor & Semiconductor Equipment – 6.7%
Intel Corp	2,103,869	104,814,754
KLA Corp	488,495	126,476,240
QUALCOMM Inc	319,572	48,683,599
Texas Instruments Inc	921,005	151,164,551
		431,139,144
Software – 10.1%
Intuit Inc	121,150	46,018,828
Microsoft Corp	2,381,418	529,674,992
Oracle Corp	1,160,132	75,048,939
		650,742,759
Specialty Retail – 2.4%
Best Buy Co Inc	244,779	24,426,496
Home Depot Inc	499,347	132,636,550
		157,063,046
Technology Hardware, Storage & Peripherals – 8.0%
Apple Inc	3,896,246	516,992,882
Textiles, Apparel & Luxury Goods – 1.4%
VF Corp	1,070,259	91,410,821
Total Common Stocks (cost $3,446,316,116)		6,418,144,474
Investment Companies– 0.2%
Money Markets – 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $11,749,424)	11,748,249	11,749,424
Total Investments (total cost $3,458,065,540) – 100.0%		6,429,893,898
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,179,463
Net Assets – 100%		$6,431,073,361

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$1,160	$(67)	$-	$11,749,424

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	6,884,982	60,097,297	(55,232,788)	11,749,424

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of December 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$6,418,144,474	$-	$-
Investment Companies	-	11,749,424	-
Total Assets	$6,418,144,474	$11,749,424	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70240 02-21